AGREEMENT FOR PUBLIC AND BROKER RELATIONS


     This Agreement ("Agreement") is made this 2nd day of October, 1998 by and between MDC Group, Inc., a Colorado corporation
("MDC"), and Delta Petroleum Corporation, a Colorado corporation
("Delta").

     WHEREAS, MDC provides consulting services designed to heighten awareness of the business conducted and performance results achieved by specific companies among licensed broker/dealers in the United States of America, which services consist primarily of 1) organizing and assembling information provided to MDC by the Company in a format which profiles the Company and which is conducive to dissemination in appropriate information channels and networks, and 2) disseminating such information; and

     WHEREAS Delta wishes to engage MDC to provide such services, the manner and substance of which are more specifically described herein.

     NOW THEREFORE, in consideration of the mutual premises and covenants contained herein, and for such other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1)   Information to be Furnished by Delta to MDC.

     Delta shall furnish to MDC all current public information about Delta including all reports, with exhibits, filed by Delta with the United States Securities and Exchange Commission ("the Commission"). Delta shall not provide to MDC any confidential or non-public information about Delta. Delta shall be responsible to assure that the information provided to MDC accurately and fairly represents the financial conditions and results of operations of Delta and shall update the information as necessary from time to time to assure that it continues to accurately and fairly represent the financial condition and results of operations of Delta.

     In the absence of its own negligence or affirmative misconduct, MDC shall have no liability for any misstatement or omission in Delta information, and Delta shall be obligated to indemnify and defend MDC against any claim, action or proceeding brought by any party against MDC asserting such third party has been injured or suffered a loss as a result of any such misstatement or omission in the information provided by Delta. Delta shall be fully responsible to assure that Delta's common stock is legally qualified for secondary trading in all jurisdictions where the information is disseminated. MDC shall be obligated to indemnify and defend Delta against any claims, action or proceedings brought by any party against Delta asserting such third party has been injured or suffered a loss as a result of any information disseminated by MDC that was not previously approved by Delta, or was inaccurately disseminated as a consequence of MDC's negligence or affirmative misconduct.

     MDC shall have no liability or responsibility for any failures of information to comply with any applicable laws, rules or regulations or for failure with any applicable laws, rules or regulations or for failure of Delta's common stock to be duly qualified for secondary trading under the laws of applicable jurisdiction.

     2)   Services to be Provided by MDC.

     MDC shall exercise its best efforts to identify and establish appropriate informational channels and networks capable of maximizing dissemination of Delta's information to licensed brokers and dealers in the United States of America with the resources and inclination to establish and maintain a secondary trading market in Delta's common stock in jurisdictions where it has been legally qualified for secondary trading. MDC shall also exercise its best efforts to assemble and organize Delta's information in a format and medium which best facilitates dissemination through such channels and networks, and shall further exercise its best efforts to instigate and facilitate such dissemination.

     Without limiting the generality of the foregoing, the following procedures will be followed for preparation and dissemination of any literature incorporating Delta's information:

     (a) MDC will prepare proofs of brochures, advertising materials and other literature incorporating the information as selected and directed by Delta, and MDC shall present such proofs to Delta for its review prior to publication;

     (b) MDC shall make all corrections and changes in the proofs requested by Delta. Such corrections and changes shall be accomplished by Delta's written consent to the publication thereof, subject to incorporation of such corrections and/or changes. MDC shall not distribute any information with respect to Delta without Delta's written consent.

     In addition to the foregoing, for each six month period of the Agreement, MDC shall provide for the publication, printing and dissemination of the Delta information, at MDC's sole cost, in publications or through direct mailings, with the printed material and lists of recipients acceptable to Delta, in a program as set forth below:

     (a) MDC will provide for the printing, publication and mailing of at least 700,000 pieces of direct mail and/or the inclusion in national financial publications acceptable to Delta in the form of one to four page advertorials.

     (b) MDC will provide for the printing and dissemination of 10,000 corporate profiles which may be disseminated pursuant to inquiries and otherwise;

     (c) MDC will produce a nucleus of 10 to 12 retail brokers, market makers and/or money managers who will take positions in the publicly traded stock of Delta.

     (d) MDC represents that it has a significant broker network and that it will distribute Delta information and disseminate Delta leads to the brokers in this network.

     3.   Term

     This Agreement shall be for the period of one year from the date hereof unless earlier terminated as provided herein.

     4.   Compensation for Services.

     (a) Delta will issue 350,000 shares of restricted Delta common stock to MDC upon execution of this Agreement. Of those shares 250,000 shares shall be compensation for the first six month period of the Agreement and 100,000 shares shall be compensation for the second six month period of the Agreement. Prior to the end of the first six month period, Delta may elect to terminate the Agreement for the second six month period in which event MDC will return 100,000 shares of the common stock to Delta.

     (b) In addition to the restricted common stock referenced above in 4.(a), Delta will issue the following options to MDC:


                          NUMBER
    PRICE               OF OPTIONS                 DURATION

 $2.50/share              25,000                    90 days
  2.75/share              25,000                    90 days
  3.00/share              50,000                    90 days
  3.25/share              50,000                    90 days
  3.50/share              50,000                    90 days
  3.75/share              50,000                    90 days
  4.00/share              50,000                     6 mos.
  4.50/share              50,000                     6 mos.
  5.00/share              50,000                     9 mos.
  5.50/share              50,000                      1 yr.
  6.00/share              50,000                      1 yr.

                Total    500,000

    All Options granted shall vest immediately. The periods indicated under the column headed "Duration" shall commence upon the effectiveness of a registration statement filed with the SEC covering the shares underlying the Options. Notwithstanding the duration of the periods indicated, all unexercised Options shall expire on December 31, 1999 regardless of whether or not the underlying shares have been or are then covered by an effective registration statement.

    (c) Within 30 days of the effective date of this Agreement, Delta will include 250,000 of the above referenced shares in and all of the options in a registration statement filed with the Commission and will use commercially reasonable efforts to cause the registration to become effective. Provided that the Agreement has not been terminated, within 30 days of beginning of the second six month period of this Agreement Delta will include the remaining 100,000 of the above mentioned shares in a registration statement filed with the Commission and will use commercially reasonable efforts to cause the registration to become effective.

    (d) Notwithstanding any provision set forth above, MDC shall not at any time be deemed to have the right to acquire any Delta shares under circumstances which would cause MDC and/or its affiliates to become the beneficial owner of an amount of Delta shares that would be in excess of 9.9% of Delta's then issued and outstanding shares. Without limiting the generality of the foregoing, no option to purchase Delta's common stock shall be delivered to MDC and/or be exercisable by MDC if the option, when combined with shares of Delta's common stock owned by MDC or its affiliates, on such date will cause MDC to own, or be able to own by exercise of the options, 9.9% or more of Delta's outstanding common stock; if vesting and/or delivery of any option would have such effect, the number of shares issuable upon exercise of such option shall automatically be reduced prior to delivery so that upon exercise MDC's ownership of Delta's outstanding common stock will at no time exceed 9.9%; any reduced portion of the option shall not vest in MDC until the first date when its vesting will not increase MDC's ownership of Delta shares to 9.9% or greater; MDC shall inform Delta of its ownership of Delta's securities prior to each Vesting Date so that the calculations required hereby can be timely made.

    5.   Representations and Warranties.

    MDC represents and warrants that services to be provided and materials to be produced or developed by MDC under this Agreement will be performed, produced or developed by competent, trained personnel in a workmanlike manner. MDC and its personnel shall comply with all applicable statutes, rules and regulations governing all aspects of the services to be performed under this Agreement; provided that, as described in paragraph 1 of this Agreement, Delta shall be fully responsible to assure all the information is accurate and complete and complies with the applicable laws, rules and regulations of each jurisdiction where it is to be disseminated by MDC, and that Delta's common stock is legally qualified for secondary trading under the laws, rules and regulations of each such jurisdiction. Delta understands and acknowledges that, subject to the obligations of MDC as specified in paragraph 2 above, MDC cannot guarantee objective results or fulfill any specified goals. OTHER THAN THE FOREGOING EXPRESS WARRANTIES, MDC MAKES NO WARRANTIES WITH RESPECT TO THE QUALITY OF THE GOODS AND SERVICES TO BE PROVIDED HEREUNDER OR ANY RESULTS TO BE ACHIEVED, AND HEREBY EXPRESSLY DISCLAIMS THE EXISTENCE OF ANY SUCH REPRESENTATIONS AND WARRANTIES, INCLUDING WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OR MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

    6.   Personal Services of David Castaneda.

    The parties hereto agree that the personal services of David Castaneda of MDC are material to performance by MDC under this Agreement and that in the event he is not available to perform and/or provide the services of MDC under this Agreement that Delta may terminate this Agreement and that the parties will agree upon an equitable return to Delta of all or a portion of the compensation provided to MDC considering performance and provision of services by MDC up to the date of termination. It is provided, however, that MDC may subcontract other parties to perform services if the parties are supervised by David Castaneda and approved by Delta.

    7.   Stock Voting Agreement.

    MDC will execute the Stock Voting Agreement attached hereto as Exhibit A.

    8.   Miscellaneous.

    This Agreement shall be interpreted and construed in accordance with the laws of the State of Colorado. The parties agree that jurisdiction and venue of any dispute arising hereunder shall be in a the court of general jurisdiction located in the Denver, Colorado metropolitan area. Neither party may assign its rights or duties under this Agreement without the express prior written consent of the other party.

    This Agreement contains the entire understanding of the parties with respect to the subject matter hereof. The terms of this Agreement may be altered only by written agreement between the parties. The failure of either party to object to or take affirmative action with respect ot any conduct of the other which is in violation of the terms of this Agreement shall not be construed as a waiver of the violation of breach, or of any future similar violation or breach.

    IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer as of the date first written above.

                                  DELTA PETROLEUM CORPORATION
                                  a Colorado corporation

                             By:  s/Aleron H. Larson, Jr.
                                  Authorized Officer



                                  MDC GROUP, INC.
                                  a Colorado corporation

                             By:     s/David Castaneda
                                  Authorized Officer


                          EXHIBIT A


                          STOCK VOTING AGREEMENT



    THIS VOTING AGREEMENT, executed and effective this 1st day of October 1998, is by, between DELTA PETROLEUM CORPORATION, a
Colorado corporation ("Delta"), MDC GROUP, INC. ("Shareholder"),
Roger A. Parker ("RAP") and Aleron H. Larson, Jr. ("AHL").

    WHEREAS, Shareholder has acquired at this date an aggregate of 350,000 shares of the issued and outstanding common stock of Delta and may now or in the future acquire and/or own additional shares
(collectively the "Shares").

    NOW, THEREFORE, in consideration of the mutual agreements of the parties hereto and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

    1. Shareholder contemporaneously herewith owning the Shares, hereby constitutes and appoints AHL and RAP, and each of them, with full power of substitution, for the period commencing on the date hereof and ending on December 31, 2002, to vote the Shares as the proxy of Shareholder, at any and all meetings, regular or special, of the shareholders of Delta, or at any adjournments thereof, which may be held during such period, hereby granting to said AHL and RAP, and each of them (the "Proxies"), as Shareholder's attorney and proxy, all powers Shareholder would possess if personally present at any such meetings. The proxy granted hereby is expressly acknowledged to be coupled with an interest and shall be irrevocable to the full extent permitted by law until December 31, 2002, except to the extent specifically provided in Paragraph 3 below. The proxy granted hereby revokes any other proxy relative to the Shares heretofore granted by Shareholder. Shareholder agrees that this proxy shall also apply to any shares acquired in the future prior to December 31, 2002 or, in the alternative, that shareholder, upon acquisition, will execute additional agreements identical to this one for any such shares.

    2. During the entire term of this Agreement, the Proxies, and each of them, shall have full and absolute discretion as to the manner in which Shares are to be voted as to any matter whatsoever, all without any liability or obligation of any kind to Shareholder.

    3. Nothing contained herein shall be construed in such a manner so as to prohibit or preclude the sale or exchange of all or any part of the Shares by Shareholder in accordance with the provisions of this Paragraph 3. In the event that all or any portion of the Shares are sold, assigned or exchanged by Shareholder (and/or its assigns) in any transaction other than a public resale to non-affiliated persons or entities prior to December 31, 2002, then transferred shares shall remain subject to the voting restrictions set forth herein subsequent to the transfer unless otherwise agreed to in writing.

    4. A counterpart of this Agreement shall forthwith be deposited with Delta at its principal place of business.

    5. This Agreement shall be construed in accordance with the laws of the State of Colorado and shall be binding upon the successors and assigns of each party hereto.

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date set forth above.

                             DELTA PETROLEUM CORPORATION



                         By: s/Aleron H. Larson, Jr
                             Authorized Officer



                              s/Aleron H. Larson, Jr.
                             Aleron H. Larson, Jr.



                               s/Roger A. Parker
                             Roger A. Parker



                             SHAREHOLDER:

                             MDC GROUP, INC.



                              s/David Castaneda
                             Authorized Officer, President